Exhibit 10.12

Exhibit 10.12

AGREEMENT dated February 23, 1977 by and among New York Stock Exchange, Inc. (NYSE), American Stock Exchange, Inc. (AMEX) and Securities Industry Automation Corporation (SIAC).

WHEREAS, the parties hereto entered into an agreement dated July 17, 1972 (the Interim Services Agreement) pursuant to which, among other things, SIAC agreed to provide NYSE and AMEX certain data processing and related services as referred to therein; and

WHEREAS, since the date of the Interim Services Agreement SIAC, at the request and expense of NYSE, or AMEX, or both, has enhanced the data processing and related services provided by SIAC and has provided certain new such services to NYSE or AMEX or both; and

WHEREAS, in light of the substantial changes that have taken place since the date of the Interim Services Agreement, the parties hereto deem it appropriate to enter into this Agreement superseding the Interim Services Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

§ 1. (a) The term “EDP Property” means: (1) the computer programs or routines and other items used by SIAC to cause computers and their peripheral equipment to perform tasks and applications, specifically relating to the services at any time provided under this Agreement (the “Software”); (2) all Software which may at any time be developed or acquired by SIAC, the cost of which is chargeable to NYSE or AMEX or both under this Agreement; (3) all additions to, modifications of or improvements in the Software described in subparts (1) and (2) of this paragraph which may at any time be developed or acquired by SIAC, the cost of which is chargeable to NYSE or AMEX or both under this Agreement; (4) all documentation required to describe and maintain, and all technical information relating to, the items described in subparts (1), (2) and (3) of this paragraph, including, without limitation, all applicable operating techniques, data, manuals, reports written for management review, equipment and process designs and all similar ideas, configurations, formulations, descriptions and plans.

(b) The term “Exchange” shall mean either NYSE or AMEX as the context implies and the term “Exchanges” shall mean both NYSE and AMEX.

SIAC is at the date hereof providing the NYSE with the services described in Schedule A hereto and is providing the AMEX the services described in Schedule B hereto. The parties hereto agree that SIAC provides NYSE hereunder with the services described in Schedule A hereto as Consolidated Tape System (CTS) only insofar as SIAC processes and disseminates last sale prices reflecting completed transactions in so-called Eligible Securities (as defined in the Consolidated Tape Plan approved by the Securities and Exchange Commission as at May 17, 1974) which take place on the Floor of the NYSE and that SIAC provides AMEX hereunder with the services similarly described in Schedule B hereto only insofar as SIAC processes and disseminates last sale prices reflecting completed transactions in such Eligible Securities which take place on the Floor of AMEX.

AMEX is, at the date hereof, a party to the Plan For Reporting of Option Last Sale Price Information (the OPRA Plan) heretofore filed with the Securities and Exchange Commission (said Plan having been the subject of a letter of non-disapproval from said Commission dated April 7, 1975). As at the date of this Agreement the computer applications programs in the possession of SIAC and relating to the OPRA Plan are included within the major computer systems operated by SIAC solely for the AMEX as listed in Schedule C hereto and it is agreed that SIAC provides AMEX services hereunder relating to the OPRA Plan only insofar as SIAC processes and disseminates last sale prices reflecting completed transactions in options which take place on the Floor of the AMEX. At the date hereof the OPRA Plan is in the process of being revised to incorporate a high speed line and SIAC will act as the Processor under the OPRA Plan as so revised. It is agreed that, following the date on which the said high speed line is implemented, insofar as services are at any time thereafter furnished to AMEX or NYSE by SIAC as the Processor under the OPRA Plan, the provisions of this Agreement shall not apply, but the furnishing of such services shall be governed by the OPRA Plan and the separate agreements entered into between each Exchange which is a party to the OPRA Plan and SIAC as Processor thereunder.

§ 2. SIAC agrees to continue to provide NYSE the services described in Schedule A hereto and to continue to provide AMEX the services described in Schedule B hereto, except to the extent that either NYSE or AMEX shall from time to time request SIAC to add to, modify or not to provide certain of the services furnished to it. The services provided each Exchange by SIAC hereunder shall continue to be provided in the same manner and in accordance with substantially the same time schedules as they are, at the date hereof, provided such Exchange by SIAC. Notwithstanding the foregoing, it is understood by the parties hereto that the requirements of each Exchange for services and the time schedules within which services are required may change from time to time and that the techniques, equipment and/or other property employed by SIAC in providing services may change from time to time. SIAC agrees to use its best efforts, consistent with sound business practices, to adapt to the changed requirements of each Exchange for services rendered by SIAC, and each Exchange agrees that SIAC may change the techniques, equipment and/or other property employed by it in providing such services, provided, however, that any change which may materially affect the time of the delivery of any of the services or the form or manner in which the services are provided to either Exchange, or is expected to increase materially the cost at which any service will continue to be furnished such Exchange, shall require the prior written consent of such Exchange.

The Exchanges recognize that SIAC provides and will in the future provide services to persons other than the Exchanges (as consented to by the Exchanges as required by the Shareholders Agreement dated July 17, 1972 among SIAC, NYSE and AMEX, as the same may be amended from time to time) and nothing in this Agreement is intended to require SIAC to delay the provision of any such service or to deprive any such other person of services agreed to be provided such person by SIAC.

§ 3. Each Exchange agrees to pay SIAC charges for the services to be furnished to it determined in accordance with the provisions of Schedule E hereto. Allocations of direct and indirect charges as between the Exchanges shall be based on the principles underlying Schedule E, subject to possible adjustment by agreement of the Exchanges and SIAC based on review by the financial divisions of the Exchanges and their auditors and by SIAC and its auditors. Charges to each Exchange will be invoiced monthly for services rendered to it during the preceding month and will be payable within ten (10) days of receipt of the invoice by such Exchange. Each invoice shall describe the charges in detail in accordance with Schedule E. There shall be added to any charges under this Agreement amounts equal to any applicable taxes, however designated, levied or based upon such charges or the services, including state and local privilege or excise taxes based on gross revenue, and taxes or amounts in lieu thereof paid or payable to SIAC in respect of the foregoing, exclusive, however, of taxes based on net income. Any change proposed by SIAC in the method of determining the charges for services hereunder to be provided by SIAC to the Exchanges shall require the written approval of NYSE and AMEX.

§ 4. On a regular and routine basis SIAC will provide each Exchange with detailed reports of SIAC’s performance in providing the services to it hereunder, including without limitation, reports relating to SIAC’s avoidance of errors and its adherence to schedules. These reports will include a description of any problems or delays that SIAC may have encountered in providing such services and will also include a description (or a copy) of all complaints or suggestions, written or oral, relating to any of such services which SIAC may have received from any other party, other than any which SIAC considers immaterial. The foregoing provisions shall be deemed satisfied by SIAC’s provision to each Exchange of reports of the nature heretofore provided by SIAC to each Exchange and provided with the frequency such reports were heretofore provided to each Exchange. SIAC shall satisfy any reasonable request that may be made from time to time by either Exchange for a change in the timing, frequency, detail or scope of such routine reports. Each of the parties hereto agrees to use its best efforts, consistent with sound business practices, so as to assure effective communication among the parties in order that any potential problems can be identified as soon as possible and corrected in a timely fashion.

§ 5. SIAC agrees to keep and maintain at its regular place of business true and accurate books, records, accounts, and data (including, without limitation, copies of all relevant contracts to which SIAC is a party) which shall accurately reflect all particulars relating to all payments and disbursements rendered or made, and all expenses, obligations and liabilities incurred or accrued in connection with the provision of services hereunder or the satisfaction of SIAC’s obligations under any other provision of this Agreement, or which are necessary to evaluate or audit the amounts required as payments to SIAC under § 3 hereof.

§ 6. Each Exchange and its agents shall have the right during the term of this Agreement and upon reasonable prior notice to inspect the books and records of SIAC during normal business hours for the purpose of determining the appropriateness of any charges made by SIAC hereunder to either of the Exchanges and to inspect the properties of SIAC during normal SIAC operating hours in order to determine (i) the extent of SIAC’s compliance with the provisions of this Agreement in respect of the uses and storage of EDP Property and Services Data (as defined in § 8 hereof) and (ii) the extent of SIAC’s compliance with applicable federal, state or local laws and other generally accepted standards with respect to the safeguarding of securities and funds; provided, however, that any information contained in such books and records which SIAC has agreed with another party to hold in confidence and which are not related to the matters referred to in clauses (i) and (ii) of this sentence shall not be subject to such right of inspection.

§ 7. Schedule C attached includes a listing of the major computer systems operated by SIAC solely for the NYSE. The total number of separate computer applications programs which have been identified at the date hereof as relating to such systems insofar as they are operated solely for NYSE is also shown on Schedule C and attached thereto is a detailed printout listing all such computer applications programs. It is agreed that all the EDP Property relating to the major computer systems (or any one or more thereof) listed on Schedule C insofar as they are operated solely for NYSE (including all the computer applications programs described in the printout of programs attached to such Schedule C) has been acquired or developed by SIAC at the request of and at the sole expense of NYSE. (All such EDP Property is hereinafter referred to as the NYSE Existing EDP Property). The parties hereto agree that the entire right, title and interest in and to such EDP Property (except to the extent any such EDP Property has been acquired by SIAC from a person not a party to this Agreement under terms which make it proprietary to such person and not to NYSE or SIAC), is vested in NYSE, and SIAC agrees that such EDP Property is used by SIAC solely for the purpose of providing NYSE with the services listed in Schedule A hereto and that such EDP Property constitutes the only computer applications programs or routines and other items required by SIAC to cause computers and their peripheral equipment to perform such services.

Schedule C also includes a listing of the major computer systems operated by SIAC solely for the AMEX. The total number of separate computer applications programs which have been identified at the date hereof as relating to such systems insofar as they are operated solely for AMEX is also shown on Schedule C and attached thereto is a detailed printout listing all such computer applications programs. It is agreed that all of the EDP Property relating to the major computer systems (or any one or more thereof) listed on Schedule C insofar as they are operated solely for AMEX (including all the computer applications programs described in the printout of programs attached to such Schedule C), has been acquired or developed by SIAC at the request of and at the sole expense of AMEX. (All such EDP Property is hereinafter referred to as the AMEX Existing EDP Property). The parties hereto agree that the entire right, title and interest in and to such EDP Property (except to the extent any such EDP Property has been acquired by SIAC from a person not a party to the Agreement under terms which make it proprietary to such person and not to AMEX or SIAC), is vested in AMEX, and SIAC agrees that such EDP Property is used by SIAC solely for the purpose of providing AMEX with the services listed in Schedule B hereto and that such EDP Property constitutes the only computer applications programs or routines and other items required by SIAC to cause computers and their peripheral equipment to perform such services.

Schedule C also includes a listing of the major computer systems some portion of which is operated by SIAC for NYSE and AMEX jointly. The total number of separate computer applications programs which have been identified at the date hereof as relating to such systems insofar as they are operated for NYSE and AMEX jointly is also shown on Schedule C and attached thereto is a detailed printout listing all such computer applications programs. It is agreed that all of the EDP Property relating to the major computer systems (or any one or more of such systems) listed on Schedule C hereto insofar as they are operated for NYSE and AMEX jointly (including all the computer applications programs referred to in the printout of programs attached to such Schedule C) has been acquired or developed by SIAC at the joint request and at the joint expense of NYSE and AMEX. (All such EDP Property is hereinafter referred to as the NYSE/AMEX Existing EDP Property). The parties hereto agree that the entire right, title and interest in and to such EDP Property (except to the extent any such EDP Property has been acquired by SIAC from a person not a party to this Agreement under terms which make it proprietary to such person and not to NYSE, AMEX or SIAC), is vested in the NYSE and AMEX as joint owners, and SIAC agrees that such EDP Property is used by SIAC solely for the purpose of providing NYSE and AMEX with certain of the services listed in Schedules A and B hereto and that such EDP Property constitutes the only computer applications programs or routines and other items required by SIAC to cause computers and their peripheral equipment to perform such services.

The term “NYSE EDP Property” shall include (i) the NYSE Existing EDP Property and (ii) all EDP Property which is hereafter acquired or developed by SIAC at NYSE’s sole expense for use by SIAC solely in providing services to NYSE hereunder.

The term “AMEX EDP Property” shall include (i) the AMEX Existing EDP Property and (ii) all EDP Property which is hereafter acquired or developed by SIAC at AMEX’s sole expense for use by SIAC solely in providing services to AMEX hereunder.

The term “NYSE/AMEX EDP Property” shall include (i) the NYSE/AMEX Existing EDP Property and (ii) all EDP Property which is hereafter acquired or developed by SIAC at the joint expense of NYSE and AMEX for use by SIAC solely in providing services to both NYSE and AMEX hereunder.

Schedule D hereto is a listing of the major computer hardware systems which are utilized in connection with the major computer systems listed on Schedule C hereto.

Schedule D identifies all such items of computer hardware, identifies the major computer systems within which such hardware is included and indicates the owner of such hardware and whether or not it is leased by SIAC. Schedule D also reflects the total number of computer support programs which have been identified as at the date hereof as relating to each item of computer hardware listed on such Schedule and the details of such computer support programs are maintained by SIAC. Schedule D also indicates the number of computer applications programs listed in Schedule C which each computer hardware system identified in Schedule D is used to execute. SIAC agrees that all the computer hardware systems (including all related computer support programs) listed on Schedule D and all computer hardware (including all related computer support programs) hereafter obtained by SIAC, whether through lease or purchase, in replacement of all or any portion of such computer hardware systems (including all related computer support programs) shall be utilized by SIAC only as a part of the major computer system or systems with which it is identified and only to provide services to NYSE and/or AMEX, except that any such hardware (including all related computer support programs) may be used for such other purpose as may be consented to in writing by the Exchange or Exchanges whose computer applications programs are executed thereon and, without consent, for the purpose of providing new or different services to NYSE and/or AMEX provided that such use shall not interfere with the timely performance of services provided thereby immediately prior to the use of the new or different service.

SIAC hereby agrees that once during each six month period following the date hereof it will review each of the Schedules referred to in this § 7. Following such review it will notify in writing the Exchanges of any changes which should be made therein in order to cause such Schedules to report accurately the facts as they exist at the time of such review. Any Schedule referred to in this Section, as changed in a manner agreed to by SIAC and the Exchange or Exchanges interested in such Schedule, may be initialled by SIAC and such Exchange or Exchanges and shall thereupon become a part hereof.

Subject to any other provision of this Agreement, (i) NYSE hereby agrees to make available to SIAC, on a nonexclusive basis, for the term of this Agreement, the NYSE EDP Property in order to permit SIAC to provide NYSE, and for the sole purpose of providing NYSE, services hereunder; (ii) AMEX hereby agrees to make available to SIAC, on a nonexclusive basis, for the term of this Agreement, the AMEX EDP Property in order to permit SIAC to provide AMEX, and for the sole purpose of providing AMEX, services hereunder; and (iii) the NYSE and AMEX hereby jointly agree to make available to SIAC, on a nonexclusive basis, for the term of this Agreement, the NYSE/AMEX EDP Property in order to permit SIAC to provide NYSE and AMEX, and for the sole purpose of providing NYSE and AMEX, services hereunder.

To the extent necessary for use by SIAC in providing services hereunder and subject to the confidentiality provisions in this § 7, SIAC may copy any of the EDP Property, in whole or in part.

SIAC may modify any of the NYSE EDP Property for use by SIAC in providing services to NYSE and may merge any portion of NYSE EDP Property into any other portion thereof.

SIAC may modify any of the AMEX EDP Property for use by SIAC in providing services to AMEX and may merge any portion of AMEX EDP Property into any other portion thereof.

SIAC may modify any of the NYSE/AMEX EDP Property for use by SIAC in providing services to NYSE and AMEX and may merge any portion of NYSE/AMEX EDP Property into any other portion thereof.

SIAC shall disclose to NYSE such information concerning the NYSE EDP Property and the NYSE/AMEX EDP Property and shall furnish to NYSE, at the latter’s expense, such portions or copies thereof as NYSE may request from time to time; provided, however, that, as to any NYSE EDP Property or NYSE/AMEX EDP Property which is or has been acquired from a person not a party to this Agreement on terms which make it proprietary to such a person and not to SIAC or NYSE or NYSE and AMEX jointly, SIAC shall not be required hereby to disclose to NYSE information with respect thereto or to furnish NYSE with any portion, or any copy, thereof.

SIAC shall disclose to AMEX such information concerning the AMEX EDP Property and the NYSE/AMEX EDP Property and shall furnish to AMEX, at the latter’s expense, such portions or copies thereof as AMEX may request from time to time; provided, however, that, as to any AMEX EDP Property or NYSE/AMEX EDP Property which is or has been acquired from a person not a party to this Agreement on terms which make it proprietary to such a person and not to SIAC or AMEX or NYSE and AMEX jointly, SIAC shall not be required hereby to disclose to AMEX information with respect thereto, or to furnish AMEX with any portion, or any copy, thereof.

All right, title and interest in and to NYSE EDP Property which shall be acquired or developed by SIAC hereafter shall vest solely in NYSE (except to the extent any such EDP Property is or has been acquired by SIAC from a person not a party to this Agreement on terms which make it proprietary to such a person and not to NYSE or SIAC), and neither SIAC nor AMEX shall have any right, title or interest in or to any such NYSE EDP property except as may be specifically granted in writing by NYSE. SIAC agrees to assign, transfer and grant to NYSE all property rights in respect of NYSE EDP Property not heretofore assigned, transferred or granted (except to the extent any such EDP Property is or has been acquired by SIAC from a person not a party to this Agreement on terms which make it proprietary to such a person and not to NYSE or SIAC), including, without limitation, any domestic or foreign copyright or patent rights. At NYSE’s direction and expense SIAC shall perform all reasonable acts necessary to maintain, protect or establish any such proprietary rights.

All right, title and interest in and to AMEX EDP Property which shall be acquired or developed by SIAC hereafter shall vest solely in AMEX (except to the extent any such EDP Property is or has been acquired by SIAC from a person not a party to this Agreement on terms which make it proprietary to such a person and not to AMEX or SIAC), and neither SIAC nor NYSE shall have any right, title or interest in or to any such AMEX EDP Property except as may be specifically granted in writing by AMEX. SIAC agrees to assign, transfer and grant to AMEX all property rights in respect of AMEX EDP Property not heretofore assigned, transferred or granted (except to the extent any such EDP Property is or has been acquired by SIAC from a person not a party to this Agreement on terms which make it proprietary to such a person and not to AMEX or SIAC), including, without limitation, any domestic or foreign copyright or patent rights. At AMEX’s direction and expense SIAC shall perform all reasonable acts necessary to maintain, protect or establish any such proprietary rights.

All right, title and interest in and to NYSE/AMEX EDP Property which shall be acquired or developed by SIAC hereafter shall vest solely in NYSE and AMEX jointly (except to the extent any such EDP Property is or has been acquired by SIAC from a person not a party to this Agreement on terms which make it proprietary to such a person and not to NYSE, AMEX or SIAC), and SIAC shall not have any right, title or interest in or to any such NYSE/AMEX EDP Property. SIAC agrees to assign, transfer and grant to NYSE and AMEX jointly all property rights in respect to NYSE/AMEX EDP Property not heretofore assigned, transferred or granted (except to the extent any such EDP Property is or has been acquired by SIAC from a person not a party to this Agreement on terms which make it proprietary to such a person and not to NYSE, AMEX or SIAC), including, without limitation, any domestic or foreign copyright or patent rights. At the direction and expense of NYSE and AMEX, SIAC shall perform all reasonable acts necessary to maintain, protect or establish any such proprietary rights.

NYSE, as to NYSE EDP Property which is proprietary to NYSE, AMEX, as to AMEX EDP Property which is proprietary to AMEX, and both NYSE and AMEX as to NYSE/AMEX EDP Property which is proprietary to both NYSE and AMEX, may, but shall have no duty to, file any patent or copyright application or prosecute and maintain any patent or copyright, both domestic and foreign, in respect of any such EDP Property. As to such NYSE/AMEX EDP Property, in the event that either of NYSE or AMEX shall not choose to file, prosecute or maintain a patent or copyright, the other may do so at its sole expense, provided that all rights therein are in the name of both NYSE and AMEX in which case each of NYSE and AMEX shall be required to account to the other with respect to any benefit realized by it upon the disposition of any such rights and to share such benefits equally with the other.

SIAC acknowledges and agrees that (i) NYSE EDP Property is and shall be (except as otherwise agreed in writing by NYSE) used by SIAC in its normal business operation solely in order to provide NYSE services hereunder for the benefit of NYSE and (except as to the extent any such EDP Property is or has been acquired by SIAC from a person not a party to this Agreement on terms which make it proprietary to such a person and not to NYSE or SIAC) constitutes proprietary matter and trade secret material of NYSE, (ii) AMEX EDP Property is and shall be (except as otherwise agreed in writing by AMEX) used by SIAC in its normal business operation solely in order to provide AMEX services hereunder for the benefit of AMEX and (except to the extent any such EDP Property is or has been acquired by SIAC from a person not a party to this Agreement on terms which make it proprietary to such a person and not to AMEX or SIAC) constitutes proprietary matter and trade secret material of AMEX, and (iii) NYSE/AMEX EDP Property is and shall be (except as otherwise agreed in writing by both NYSE and AMEX) used by SIAC in its normal business operation solely in order to provide both NYSE and AMEX services hereunder for their joint benefit and (except to the extent any such EDP Property is or has been acquired by SIAC from a person not a party to this Agreement on terms which make it proprietary to such a person and not to NYSE, AMEX or SIAC) constitutes proprietary matter and trade secret material of NYSE and AMEX jointly.

SIAC agrees that it shall take reasonable steps, and will follow the practices herein referred to, to hold NYSE EDP Property and any part thereof in whatever form it may then be recorded, in confidence as to all parties as to which it is not proprietary, including AMEX, except as otherwise agreed in writing by NYSE and that SIAC will exercise due diligence to safeguard such confidentiality. SIAC agrees that it shall take reasonable steps, and will follow the practices herein referred to, to hold AMEX EDP Property and any part thereof, in whatever form it may then be recorded, in confidence as to all parties as to which it is not proprietary, including NYSE, except as otherwise agreed in writing by AMEX and that SIAC will exercise due diligence to safeguard such confidentiality. SIAC also agrees that it shall take reasonable steps, and will follow the practices herein referred to, to hold NYSE/AMEX EDP Property and any part thereof, in whatever form it may then be recorded, in confidence as to all parties as to which it is not proprietary, except as otherwise agreed to in writing by both NYSE and AMEX and that SIAC will exercise due diligence to safeguard such confidentiality. No part of NYSE EDP Property which constitutes proprietary matter to NYSE, nor the substance of any part thereof, shall be duplicated and/or disclosed in whole or in part by SIAC to any person other than NYSE without the express written consent of NYSE, except only to the extent reasonably necessary to SIAC’s use of such EDP Property as contemplated by this Agreement. No part of AMEX EDP Property which constitutes proprietary matter to AMEX, nor the substance of any part thereof, shall be duplicated and/or disclosed in whole or in part by SIAC to any person other than AMEX without the express written consent of AMEX, except only to the extent reasonably necessary to SIAC’s use of such EDP Property as contemplated by this Agreement. No part of NYSE/AMEX EDP Property which constitutes proprietary matter to NYSE and AMEX jointly, nor the substance of any part thereof, shall be duplicated and/or disclosed in whole or in part by SIAC to any person other than NYSE or AMEX without the express written consent of both NYSE and AMEX, except only to the extent reasonably necessary to SIAC’s use of such EDP Property as contemplated by this Agreement.

It is further agreed that SIAC will take reasonable precautions to ensure that all officers and personnel of SIAC who may make duplicates of or have access to EDP Property used by SIAC to provide services hereunder or to any part thereof, or to any duplicates thereof, or to whom any such disclosure is made, shall be expressly advised by written notice by SIAC, which shall be posted in conspicuous places in each location in which SIAC conducts operations pertaining to the services hereunder or in which such EDP Property is located, of the confidential nature thereof and that they are required to maintain confidentiality with respect thereto as provided herein; and in the event any such officer or employee of SIAC, whether or not still employed by SIAC, fails to maintain such confidentiality, SIAC shall notify NYSE or AMEX (whichever has a proprietary interest in the EDP Property as to which confidentiality has not been maintained) promptly in writing of such failure to maintain confidentiality whenever it has knowledge of such failure, and shall, at the expense of such Exchange, take all steps available to it and specifically directed by such Exchange to obtain any remedy or relief that may be appropriate and available to protect and maintain the confidentiality of EDP Property and to protect, maintain and prevent any use in violation of the right, title and interest of NYSE, or AMEX, or both, to EDP Property. The foregoing restrictions with respect to confidentiality shall not apply to any EDP Property which shall be in the public domain for reasons other than the acts of SIAC or which SIAC is compelled to disclose by valid legal process.

SIAC agrees to take reasonable steps to use, store and maintain all EDP Property in a manner consistent with the safeguarding thereof against unauthorized use, misdelivery, alteration, theft, loss, damage or destruction, and will take such other or further steps for such purposes as NYSE or AMEX may from time to time reasonably request in writing, provided that the requesting Exchange shall pay the cost incurred by SIAC in safeguarding EDP Property in the manner so requested. SIAC may not destroy any EDP Property used in connection with the provision of services to either Exchange without the prior express written consent of such Exchange, except that EDP Property which such Exchange and SIAC agree is no longer needed or used by SIAC in its provision of services to such Exchange may be destroyed by SIAC or may be sold by SIAC upon such terms as it shall deem appropriate, provided that any proceeds shall be paid over to such Exchange.

Upon termination of this Agreement, SIAC agrees (i) to deliver to NYSE, at the expense of NYSE, all NYSE EDP Property except that which has been acquired from a person not a party to this Agreement on terms which make it proprietary to such a person and not to NYSE or SIAC, in whatever form it may then be recorded, including all copies thereof, which is in SIAC’s possession at the time of termination of this Agreement, (ii) to deliver to AMEX, at the expense of AMEX, all AMEX EDP Property except that which has been acquired from a person not a party to this Agreement on terms which make it proprietary to such a person and not to AMEX or SIAC, in whatever form it may then be recorded, including all copies thereof, which is in SIAC’s possession at the time of termination of this Agreement, and (iii) to deliver to both NYSE and AMEX, at the expense of NYSE and AMEX based upon the cost of the delivery to it, all NYSE/AMEX EDP Property except that which has been acquired from a person not a party to this Agreement on terms which make it proprietary to such a person and not to NYSE, AMEX or SIAC, in whatever form it may then be recorded, including all copies thereof which is in SIAC’s possession at the time of termination of this Agreement. SIAC shall not be required to effect any such delivery until the party to which the delivery is to be made shall have specified the place to, and the manner in which, delivery shall be made.

The parties hereto agree that all EDP Property developed or acquired by SIAC for the purpose of enabling it to furnish services hereunder shall be developed or acquired at the sole expense of NYSE if such EDP Property is to be used to provide services hereunder solely to NYSE, at the sole expense of AMEX if such EDP Property is to be used to provide services hereunder solely to AMEX and at the joint expense of both NYSE and AMEX (in respective proportions agreed upon by NYSE and AMEX) if such EDP Property is to be used to provide services hereunder to both NYSE and AMEX.

Whenever NYSE at any time during the term of this Agreement requests SIAC to add to or modify services to be furnished to it hereunder by SIAC, SIAC shall consider whether or not implementation by it of such request will require SIAC to acquire or develop EDP Property which is essentially similar in any material respect (in SIAC’s professional opinion) to EDP Property previously developed or acquired by SIAC for AMEX and included within the term AMEX EDP Property. Whenever in any such case SIAC concludes that implementation by it of the request will require SIAC to acquire or develop EDP Property which is essentially similar in any material respect to EDP Property previously developed or acquired by SIAC for AMEX and included within the term AMEX EDP Property, SIAC shall give NYSE prompt written notice (the Notice) of such conclusion (with a copy thereof to AMEX) in order that NYSE and AMEX may discuss the question of the dollar amount, if any, which under the circumstances NYSE should agree to pay AMEX and the terms of any such payment.

Whenever AMEX at any time during the term of this Agreement requests SIAC to add to or modify services to be furnished to it hereunder by SIAC, SIAC shall consider whether or not implementation by it of such request will require SIAC to acquire or develop EDP Property which is essentially similar in any material respect (in SIAC’s professional opinion) to EDP Property previously developed or acquired by SIAC for NYSE and included within the term NYSE EDP Property. Whenever in any such case SIAC concludes that implementation by it of the request will require SIAC to acquire or develop EDP Property which is essentially similar in any material respect to EDP Property previously developed or acquired by SIAC for NYSE and included within the term NYSE EDP Property, SIAC shall give AMEX prompt written notice (the Notice) of such conclusion (with a copy thereof to NYSE) in order that NYSE and AMEX may discuss the question of the dollar amount, if any, which under the circumstances AMEX should agree to pay NYSE and the terms of any such payment.

NYSE and AMEX each agrees to enter into any discussions contemplated by this § 7 promptly and to conduct them expeditiously and in good faith to the end that, whenever practicable, EDP Property developed or acquired by SIAC at the sole expense of such Exchange may, in return for equitable consideration to be received from the other Exchange, be utilized by SIAC for the benefit of such other Exchange. In the event that the Exchange (the First Exchange) for which essentially similar EDP Property has been previously developed or acquired by SIAC shall give written consent to the other Exchange (the Second Exchange) and SIAC to SIAC’s use of such EDP Property for the benefit of the Second Exchange, SIAC may implement the request of the Second Exchange and in so doing shall not be restricted in its use of such EDP Property for the benefit of the Second Exchange and in the event that the First Exchange shall not, within 60 days following the date of the Notice, so agree, SIAC may nevertheless implement the request of the Second Exchange, provided that in so doing SIAC shall use its best efforts to utilize employees, agents or third parties which were not involved in the development of EDP Property previously developed or acquired by SIAC for the First Exchange and, consistent with the confidentiality requirements herein, SIAC shall not refer to EDP Property previously developed or acquired for the First Exchange in connection with its implementation of such request.

§ 8. The furnishing of any and all data or information to SIAC by NYSE or any other person, in whatever form it shall be recorded, in connection with SIAC’s provision of services hereunder to NYSE shall not constitute the assignment or transfer of any proprietary rights therein to SIAC and, as between NYSE and SIAC, all such data or information, any and all data or information developed by SIAC in the process of providing services to NYSE and any and all data delivered in such process by SIAC to NYSE or to any other person shall be the property of NYSE. The furnishing of any and all data or information to SIAC by AMEX or any other person, in whatever form it shall be recorded, in connection with SIAC’s provision of services hereunder to AMEX shall not constitute the assignment or transfer of any proprietary rights therein to SIAC and, as between AMEX and SIAC, all such data or information, any and all data or information developed by SIAC in the process of providing services to AMEX and any and all data delivered in such process by SIAC to AMEX or to any other person shall be the property of AMEX. The data referred to in the first sentence of this paragraph are hereinafter referred to as the “NYSE Services Data”; the data referred to in the second sentence of this paragraph are hereinafter referred to as the “AMEX Services Data”; and the NYSE Services Data and the AMEX Services Data are hereinafter collectively referred to as the “Services Data”.

SIAC acknowledges and agrees that the Services Data are provided solely for the use of SIAC in providing services hereunder. SIAC agrees that it shall take reasonable steps, and will follow the practices herein referred to, to hold in confidence the Services Data and all parts and copies thereof, in whatever form it shall be recorded, and that SIAC will exercise due diligence to safeguard such confidentiality. No part of the Services Data nor the substance of any part thereof, shall be duplicated and/or disclosed by SIAC except as reasonably necessary in providing services hereunder. It is further agreed that SIAC will take reasonable precautions to ensure that all officers and personnel of SIAC who may make duplicates of or have access to the Services Data or any part thereof, or to any such duplicates, or to whom any such disclosure is made, shall be expressly advised by written notice by SIAC, which shall be posted in conspicuous places in each location in which SIAC conducts operations pertaining to the services hereunder or in which the Services Data is located, of the confidential nature thereof and that they are required to maintain confidentiality with respect thereto as provided herein; and in the event any such officer or employee of SIAC, whether or not still employed by SIAC, fails to maintain such confidentiality, SIAC shall notify NYSE (in the case of NYSE Services Data) or AMEX (in the case of AMEX Services Data) promptly in writing of such failure to maintain confidentiality whenever it has knowledge of such failure, and shall, at the expense of NYSE (in the case of NYSE Services Data) or AMEX (in the case of AMEX Services Data), take all steps available to it and specifically directed by the Exchange at whose expense such action is taken to obtain any remedy or relief that may be appropriate and available to protect and maintain the confidentiality of the Services Data and to protect, maintain and prevent any use in violation of such Exchange’s right, title and interest to the Services Data. The foregoing restrictions shall not apply to any data which shall be in the public domain for reasons other than the acts of SIAC or which SIAC is compelled to disclose by valid legal process.

SIAC agrees to take reasonable steps to use, store and maintain all Services Data in a manner consistent with the safeguarding thereof against unauthorized use, misdelivery, alteration, theft, loss, damage or destruction, and will take such other or further steps for such purposes as NYSE (in the case of NYSE Services Data) or AMEX (in the case of AMEX Services Data) may from time to time request in writing, provided that the Exchange making such request shall pay the cost incurred by SIAC in safeguarding Services Data in the manner requested by it. SIAC shall deliver to NYSE such NYSE Services Data or such copies thereof as NYSE may request of SIAC at any time. SIAC shall deliver to AMEX such AMEX Services Data or such copies thereof as AMEX may request of SIAC at any time. SIAC shall retain all Services Data for such periods as NYSE (in the case of NYSE Services Data) or AMEX (in the case of AMEX Services Data) may require, consistent with the periods of retention required by applicable federal, state or local laws, or rules or regulations thereunder, and reasonable periods in excess thereof, provided, however, that SIAC may destroy Services Data upon obtaining the prior written consent of NYSE (in the case of NYSE Services Data) or AMEX (in the case of AMEX Services Data) to such destruction. In the event of termination of this Agreement, SIAC shall, at the expense of NYSE, deliver to NYSE or its designee all NYSE Services Data, including all copies thereof, in its possession in whatever form it may then be recorded and shall, at the expense of AMEX, deliver to AMEX or its designee all AMEX Services Data, including all copies thereof, in its possession in whatever form it may then be recorded. SIAC shall not be required to effect any such delivery until the party to which the delivery is to be made shall have specified the place to, and the manner in which, delivery shall be made.

§ 9. The term “NYSE sales data” as used herein shall mean, at any given time, any last sale price reflecting a completed transaction in any security on the floor of the NYSE (other than any options last sale prices), which last sale price has been furnished to SIAC by NYSE within the immediately preceding 15 minute period, together with such other securities market information as is based upon or derived from such last sale price. The term “bid-asked quotations” as used in this § 9 shall mean the bid-asked quotations as disseminated on the NYSE, except that whenever bid-asked quotations in options are disseminated through the OPRA Plan, such term shall not include such quotations.

SIAC will so arrange and protect the wires and circuits over which the NYSE sales data and the bid-asked quotations are transmitted by SIAC (or will cause such wires and circuits to be so arranged and protected) that said wires and circuits, so far as within the control of SIAC, cannot be tapped or any of the NYSE sales data or bid-asked quotations taken off said wires or circuits, or in any way communicated, otherwise than (a) as may have been or as may hereafter be agreed in writing by NYSE, (b) by use of computer and related equipment located in the premises of SIAC or (c) by use of equipment located in the offices of persons to which SIAC furnishes the NYSE sales data and/or bid-asked quotations after full compliance with the limitations, conditions and provisions of this § 9.

The transmiting rooms of SIAC shall be located at such place or places as may be agreed upon in writing by NYSE and SIAC. At any and all reasonable times any authorized representative of NYSE shall, subject to reasonable security restrictions of SIAC, if any, then in effect, have access to said transmitting rooms and also to any test rooms or other rooms in New York City or any other city under SIAC’s control from or through which wires used in the transmission of NYSE sales data or bid-asked quotations pass, and the right to examine in the presence of SIAC officials in charge thereof, all appliances, and observe all operations located or carried on therein, but only for the purpose and insofar as necessary to insure compliance by SIAC with the covenant contained in the next preceding paragraph. Except as herein provided, no one shall be authorized to have access to any of the NYSE sales data or bid-asked quotations in said transmitting rooms or other rooms during business hours, except the officers of SIAC and its employees engaged in receiving, processing or transmitting the NYSE sales data or bid-asked quotations.

No part of the NYSE sales data or the bid-asked quotations shall be furnished by SIAC or its officers or employees to any other person, or in any manner, except as consented to by NYSE.

SIAC agrees that it shall not attach, or cause or permit to be attached, to any wires, apparatus or equipment by which the NYSE sales data or the bid-asked quotations are received by any person, any device or apparatus not approved or consented to by NYSE or the Consolidated Tape Association (CTA).

SIAC agrees that it will not knowingly furnish all or any part of the NYSE sales data in any manner to any location other than the office of a person who is at the time of receipt thereof approved by NYSE or CTA to receive NYSE sales data or the office of any entity (an “NYSE Sales Data Vendor”) which is at the time of receipt approved by NYSE or CTA to receive NYSE sales data for the purpose of processing and distributing or distributing such data to the office of a person who is at the time of receipt thereof approved by NYSE or CTA to receive NYSE sales data, and that it will not knowingly furnish the bid-asked quotations in any manner to any location other than the office of a person who is at the time of receipt thereof approved by NYSE to receive such quotations or the office of any entity (an “NYSE Quotation Vendor”) which is at the time of receipt approved by NYSE to receive bid-asked quotations for the purpose of processing and distributing or distributing such quotations to the office of a person who is at the time of receipt thereof approved by NYSE to receive such quotations.

SIAC agrees to use its best efforts, consistent with sound business practices, to prevent any persons other than such NYSE approved persons or NYSE Quotations Vendors approved by NYSE from obtaining the bid-asked quotations and in case the bid-asked quotations are obtained by persons other than such persons or approved NYSE Quotation Vendors, SIAC will use its best efforts, consistent with sound business practices, to ascertain the source from which the same were obtained, and to inform NYSE fully with respect thereto.

SIAC will use its best efforts, consistent with sound business practices, to prevent any persons other than persons approved by NYSE or NYSE Sales Data Vendors approved by NYSE from obtaining any part of the NYSE sales data and in case any part is obtained by persons other than such persons or approved NYSE Sales Data Vendors, SIAC will use its best efforts, consistent with sound business practices, to ascertain the source from which the same were obtained and to inform NYSE fully with respect thereto.

SIAC will cease furnishing any NYSE sales data and/or bid-asked quotations, as the case may be, to any person upon notice so to do by NYSE.

NYSE will indemnify and hold harmless SIAC and its shareholders, directors, officers and employees from and against any and all liability or damages, including reasonable counsel fees, incurred as a result of any suits or proceedings at law or in equity brought by any person, and which arise out of or in connection with (i) SIAC’s dissemination of NYSE sales data or bid-asked quotations to other persons, in compliance with the limitations, conditions and provisions of this § 9, as reported to SIAC or (ii) SIAC’s ceasing to forward any NYSE sales data or bid-asked quotations to any person upon notice so to do by NYSE; provided, however, that (a) NYSE shall be notified promptly in writing of any such suit or proceeding brought or threatened to be brought against SIAC or any of its shareholders, directors, officers or employees, (b) NYSE, at its option, may assume control of the defense of any such suit or proceeding and all negotiations for the settlement or compromise thereof, (c) NYSE shall have the right to agree to the compromise or settlement of such suit or proceeding on behalf of SIAC and (d) SIAC shall, as requested by NYSE, cooperate in the defense of any such suit or proceeding and in any such negotiations.

In case NYSE institutes any suit or proceeding to enjoin any person not entitled to the NYSE sales data and/or the bid-asked quotations from obtaining the same or from using the same, SIAC will cooperate with and assist NYSE in such suit or proceeding; and whenever requested so to do by NYSE and indemnified against any cost or liability which it may thereby incur, SIAC will institute in its name, or permit NYSE to institute in the name of SIAC, any suit or proceeding to prevent any person not entitled to receive the NYSE sales data and/or bid-asked quotations from obtaining or using the same or any part thereof.

NYSE reserves the right without any notice or liability to SIAC or to any other person, to furnish, or to contract with any other person to furnish, the NYSE sales data and/or the bid-asked quotations by any means whatsoever, including any device or equipment designed or manufactured by NYSE or any other person.

Nothing herein shall be deemed to constitute an agreement by NYSE that it will continue to furnish the NYSE sales data and/or the bid-asked quotations or that it will continue to do so in any particular form or manner.

§ 10. The term “AMEX sales data” as used herein shall mean, at any given time, any last sale price reflecting a completed transaction in any security on the floor of the

AMEX (other than any options last sale prices), which last sale price has been furnished to SIAC by AMEX within the immediately preceding 15 minute period, together with such other securities market information as is based upon or derived from such last sale price. The term “bid-asked quotations” as used in this § 10 shall mean the bid-asked quotations as disseminated on the AMEX, except that whenever bid-asked quotations in options are disseminated through the OPRA Plan, such term shall not include such quotations.

SIAC will so arrange and protect the wires and circuits over which the AMEX sales data and the bid-asked quotations are transmitted by SIAC (or will cause such wires and circuits to be so arranged and protected) that said wires and circuits, so far as within the control of SIAC, cannot be tapped or any of the AMEX sales data or bid-asked quotations taken off said wires or circuits, or in any way communicated, otherwise than (a) as may have been or as may hereafter be agreed in writing by AMEX, (b) by use of computer and related equipment located in the premises of SIAC, or (c) by use of equipment located in the offices of persons to which SIAC furnishes the AMEX sales data and/or bid-asked quotations after full compliance with the limitations, conditions and provisions of this § 10.

Insofar as SIAC has control of the transmitting rooms for AMEX sales data or bid-asked quotations, at any and all reasonable times any authorized representative of AMEX shall, subject to reasonable security restrictions by SIAC, if any, then in effect, have access to said transmitting room and also to any test rooms or other rooms in New York City or any other city under SIAC’s control from or through which wires used in the transmission of AMEX sales data or bid-asked quotations pass, and the right to examine in the presence of SIAC officials in charge thereof, all appliances, and observe all operations located or carried on therein, but only for the purpose and insofar as necessary to insure compliance by SIAC with the covenant contained in the next preceding paragraph. Except as herein provided, no one shall be authorized to have access to any of the AMEX sales data or bid-asked quotations in said transmitting rooms or other rooms during business hours, except the officers of SIAC and its employees engaged in receiving, processing or transmitting AMEX sales data or bid-asked quotations.

No part of the AMEX sales data or the bid-asked quotations shall be furnished by SIAC or its officers or employees, to any other person, or in any manner, except as consented to by AMEX.

SIAC agrees that it shall not attach, or cause or permit to be attached, to the wires, apparatus or equipment by which AMEX sales data or the bid-asked quotations are received by any person, any device or apparatus not approved or consented to by AMEX or CTA.

SIAC agrees that it will not knowingly furnish all or any part of the AMEX sales data in any manner to any location other than the office of a person who is at the time of receipt thereof approved by AMEX or CTA to receive AMEX sales data or the office of any entity (an “AMEX Sales Data Vendor”) which is at the time of receipt approved by AMEX or CTA to receive AMEX sales data for the purpose of processing and distributing or distributing such data to the office of a person who is at the time of receipt thereof approved by AMEX or CTA to receive AMEX sales data, and that it will not knowingly furnish the bid-asked quotations in any manner to any location other than the office of a person who is at the time of receipt thereof approved by AMEX to receive such quotations or the office of any entity (an “AMEX Quotation Vendor”) which is at the time of receipt approved by AMEX to receive bid-asked quotations for the purpose of processing and distributing or distributing such quotations to the office of a person who is at the time of receipt thereof approved by AMEX to receive such quotations.

SIAC agrees to use its best efforts, consistent with sound business practices, to prevent any persons other than such AMEX approved persons or AMEX Quotation Vendors approved by AMEX from obtaining the bid-asked quotations and in case the bid-asked quotations are obtained by persons other than such persons or approved AMEX Quotation Vendors, SIAC will use its best efforts, consistent with sound business practices, to ascertain the source from which the same were obtained, and to inform AMEX fully with respect thereto.

SIAC will use its best efforts, consistent with sound business practices, to prevent any persons other than persons approved by AMEX or AMEX Sales Data Vendors approved by AMEX from obtaining any part of the AMEX sales data and in case any part is obtained by persons other than such persons or approved AMEX Sales Data Vendors, SIAC will use its best efforts, consistent with sound business practices, to ascertain the source from which the same were obtained and to inform AMEX fully with respect thereto.

SIAC will cease furnishing any AMEX sales data and/ or bid-asked quotations, as the case may be, to any person upon notice so to do by AMEX.

AMEX will indemnify and hold harmless SIAC and its shareholders, directors, officers and employees from and against any and all liability or damages, including reasonable counsel fees, incurred as a result of any suits or proceedings at law or in equity brought by any person, and which arise out of or in connection with (i) SIAC’s dissemination of AMEX sales data or bid-asked quotations to other persons, in compliance with the limitations, conditions and provisions of this § 10, as reported to SIAC or (ii) SIAC’s ceasing to forward any AMEX sales data or bid-asked quotations to any person upon notice so to do by AMEX; provided, however, that (a) AMEX shall be notified promptly in writing of any such suit or proceeding brought or threatened to be brought against SIAC or any of its shareholders, directors, officers or employees, (b) AMEX, at its option, may assume control of the defense of any such suit or proceeding and all negotiations for the settlement or compromise thereof, (c) AMEX shall have the right to agree to the compromise or settlement of such suit or proceeding on behalf of SIAC and (d) SIAC shall, as requested by AMEX, cooperate in the defense of any such suit or proceeding and in any such negotiations.

In case AMEX institutes any suit or proceeding to enjoin any person not entitled to the AMEX sales data and/or the bid-asked quotations from obtaining the same or from using the same, SIAC will cooperate with and assist AMEX in such suit or proceeding; and whenever requested so to do by AMEX and indemnified against any cost or liability which it may thereby incur, SIAC will institute in its name, or permit AMEX to institute in the name of SIAC, any suit or proceeding to prevent any person not entitled to receive the AMEX sales data and/or bid-asked quotations from obtaining or using the same or any part thereof.

AMEX reserves the right without any notice or liability to SIAC with any other person, to furnish, or to contract with any other person to furnish, the AMEX sales data and/or the bid-asked quotations by any means whatsoever, including any device or equipment designed or manufactured by AMEX or any other person.

Nothing herein shall be deemed to constitute an agreement by AMEX that it will continue to furnish the AMEX sales data and/or the bid-asked quotations or that it will continue to do so in any particular form or manner.

§ 11. Whenever requested by NYSE or AMEX, SIAC shall use its best efforts to obtain and maintain during the term of this Agreement such insurance protection as such Exchange may reasonably request in writing, provided that the Exchange making such request agrees that it will at the request of SIAC reimburse SIAC for the premiums and other reasonable costs incurred by SIAC in obtaining and maintaining such insurance protection. SIAC shall also fully cooperate with NYSE and AMEX in respect of the obtaining and maintaining by such Exchanges, at their expense, of any insurance protection with respect to any matters which are the subject of this Agreement.

§ 12. All the obligations and duties of SIAC, its officers, personnel and agents under §§ 7 and 8 hereof with respect to the confidential treatment by SIAC, its officers, personnel and agents of EDP Property and Services Data shall survive the expiration or termination of this Agreement.

§ 13. NEITHER SIAC NOR ANY OF ITS SHAREHOLDERS, DIRECTORS, OFFICERS OR EMPLOYEES SHALL BE LIABLE TO EITHER EXCHANGE, PERSONS USING THE SERVICES OF EITHER EXCHANGE OR ANY OTHER PERSON FOR ANY LIABILITY, LOSS OR DAMAGE RESULTING FROM OR CLAIMED TO HAVE RESULTED FROM ANY DELAYS, INACCURACIES, ERRORS OR OMISSIONS WITH RESPECT TO ITS PROVISION OF THE SERVICES OR ANY FAILURE TO PROVIDE THE SERVICES, EXCEPT WITH RESPECT TO SUCH LIABILITY, LOSS OR DAMAGE AS SHALL HAVE BEEN CAUSED (i) BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF SIAC OR ITS SHAREHOLDERS, DIRECTORS, OFFICERS OR EMPLOYEES, OR (ii) BY ANY OTHER RISK SPECIFIED IN THE COVERAGE PROVIDED BY ANY APPLICABLE INSURANCE MAINTAINED BY OR FOR SIAC AND, IN THE CASE OF LIABILITY, LOSS OR DAMAGE CAUSED AS DESCRIBED IN CLAUSE (i) ABOVE, SIAC SHALL NOT BE LIABLE FOR ANY AMOUNT IN EXCESS OF THE LARGER OF THE AVERAGE MONTHLY PAYMENT BY NYSE AND AMEX FOR SERVICES DURING THE PRECEDING SIX-MONTH PERIOD OR THE AMOUNT OF THE RECOVERY OBTAINED UNDER ANY APPLICABLE INSURANCE MAINTAINED BY OR FOR SIAC, AND, IN THE CASE OF LIABILITY, LOSS OR DAMAGE CAUSED AS DESCRIBED IN CLAUSE (ii) ABOVE, SIAC SHALL NOT BE LIABLE FOR ANY AMOUNT IN EXCESS OF THE RECOVERY OBTAINED UNDER ANY APPLICABLE INSURANCE MAINTAINED BY OR FOR SIAC. NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARE MADE BY SIAC WITH RESPECT TO ANY OF THE SERVICES PERFORMED HEREUNDER.

The NYSE agrees to indemnify and hold harmless SIAC and each of its shareholders, directors, officers and employees from and against any and all liability, loss or damages, including reasonable attorneys’ fees, incurred as a result of any suits, claims or proceedings at law or in equity brought by any person, and which arise out of or in connection with SIAC’s provision of services to NYSE hereunder, but only to the extent that such liability, loss or damages are incurred as a result of a court order which is final, which under applicable law or rules or regulations thereunder is not appealed within the time limitation specified therefor or is not appealable and which imposes liability upon SIAC, or any of its shareholders, directors, officers and employees for acts or omissions to act for which such parties are not liable under this § 13, provided, however, (a) that the NYSE shall be notified promptly in writing of any such suit, claim or proceeding brought or threatened to be brought against SIAC or any of its shareholders, directors, officers or employees, (b) that, at its option, the NYSE may assume sole control of the defense of such suit, claim or proceeding brought or threatened to be brought and all negotiations for the settlement or compromise thereof, (c) that the NYSE shall have the right to agree to the compromise or settlement of such suit, claim or proceeding on behalf of SIAC and (d) that SIAC shall, as requested by the

NYSE, cooperate in the defense of any such suit, claim or proceeding and in any such negotiations.

The AMEX agrees to indemnify and hold harmless SIAC and each of its shareholders, directors, officers and employees from and against any and all liability, loss or damages, including reasonable attorneys’ fees, incurred as a result of any suits, claims or proceedings at law or in equity brought by any person, and which arise out of or in connection with SIAC’s provision of services to the AMEX hereunder, but only to the extent that such liability, loss or damages are incurred as a result of a court order which is final, which under applicable law or rules or regulations thereunder is not appealed within the time limitation specified therefor or is not appealable and which imposes liability upon SIAC, or any of its shareholders, directors, officers and employees for acts or omissions to act for which such parties are not liable under this § 13, provided, however, (a) that the AMEX shall be notified promptly in writing of any such suit, claim or proceeding brought or threatened to be brought against SIAC or any of its shareholders, directors, officers or employees, (b) that, at its option, the AMEX may assume sole control of the defense of any such suit, claim or proceeding brought or threatened to be brought and all negotiations for the settlement or compromise thereof, (c) that the AMEX shall have the right to agree to the compromise or settlement of such suit, claim or proceeding on behalf of SIAC and (d) that SIAC shall, as requested by the AMEX, cooperate in the defense of any such suit, claim or proceeding and in any such negotiations.

Neither SIAC nor any of its shareholders, directors, officers or employees shall be liable to either Exchange, any person using the services of either Exchange or any other person in respect of the nonperformance or delay or interruption in the performance of any term or condition of this Agreement due to acts of God, the public enemy, war (including civil war), directives or orders of any court or of any other public agency or authority having jurisdiction, acts of any government, delays in performing or failure to perform by any public utility, fires, explosions, the elements, epidemics, quarantines, strikes, labor disputes, embargoes, and other causes of a similar nature.

Subject to the foregoing limitations, SIAC agrees to indemnify and hold harmless each Exchange and each of its directors, officers and employees from and against any and all liability, loss or damages, including reasonable attorney’s fees, incurred as a result of any suits, claims or proceedings at law or in equity, brought by any person, and which arise out of or in connection with SIAC’s provision of services hereunder to such Exchange, but only to the extent that such liability, loss or damages are incurred as a result of SIAC’s willful misconduct or gross negligence and of a court order which is final, which under applicable law or rules or regulations thereunder is not appealed within the time limitations specified or is not appealable and which imposes liability upon such Exchange, or any of its directors, officers or employees for acts or omissions for which such parties are not liable under this § 13, provided, however, (a) that SIAC shall be notified promptly in writing of any such suit, claims or proceeding brought or to be brought against such Exchange or any of its directors, officers or employees, (b) that, at its option, SIAC may assume control of the defense of any such suit, claim or proceeding brought or threatened to be brought and all negotiations for the settlement or compromise thereof, (c) that SIAC shall have the right to agree to the compromise or settlement of such suit, claim or proceeding on behalf of such Exchange and (d) that such Exchange shall, as requested by SIAC, cooperate in the defense of any such suit, claim or proceeding and in any such negotiation; provided, further that should such Exchange be negligent in connection with the provision of such services, any such liability, loss or damage arising by reason thereof shall be shared by SIAC and such Exchange in accordance with the decision of the court or other tribunal having jurisdiction, unless they shall agree otherwise.

§ 14. SIAC shall be exclusively responsible for

the supervision, management, and control of its use of the EDP Property, including but not limited to: (a) assuring proper machine configuration, program installation, audit controls, and operating methods, (b) establishing adequate backup plans, based on alternate procedures and/or based on access to qualified programming personnel, to diagnose, patch, and repair program defects, in the event of a program malfunction, and (c) implementing sufficient procedures and checkpoints to satisfy its requirements for security and accuracy of input and output as well as restart and recovery in the event of a malfunction.

§ 15. If any program contained in the EDP Property is lost or damaged while in the possession of SIAC, SIAC shall be responsible for its replacement and all costs associated therewith.

§ 16. (a) Nothing contained in this Agreement shall be construed as obligating any party to any activity, responsibility, or other course of action beyond that which is specified herein, in supplemental agreements which, from time to time, may become part of this Agreement, or other agreements among the parties hereto.

(b) If any of the provisions, or portions thereof, of this Agreement are invalid under any applicable statute or rule of law, they are to that extent to be deemed omitted.

§ 17. The rights granted hereunder may not be

assigned, sublicensed, or otherwise transferred by SIAC without the prior written consent of NYSE and AMEX. None of the EDP Property to which this Agreement applies may be assigned, sublicensed, or otherwise transferred by SIAC without the prior written consent of NYSE (as to NYSE EDP Property and NYSE/AMEX EDP Property) and AMEX (as to AMEX EDP Property and NYSE/AMEX EDP Property).

§ 18. This Agreement may not be amended or modified, except by an instrument in writing duly executed on behalf of the parties hereto. Any party in a writing signed by an appropriate officer may waive any inaccuracies in or compliance with the representations made by any other party to it and in the same manner may waive compliance by any other party with any of the covenants of such party made to it.

§ 19. (a) The term of this Agreement shall continue until December 31, 1982 and shall be automatically renewed from year to year thereafter unless NYSE and AMEX shall jointly deliver a notice of termination to SIAC not less than 120 days before the end of the initial term or any renewal term, in which case this Agreement shall terminate at the end of such term.

Notwithstanding the foregoing, either Exchange may terminate this Agreement at any time on not less than 120 days’ notice in writing given to the other Exchange and to SIAC.

The Interim Services Agreement shall terminate as of the date first above written.

(b) This Agreement shall automatically terminate in the event of the entry of a decree or order by a court having jurisdiction in the premises adjudging SIAC a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of SIAC under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of SIAC or of any substantial part of its property, or ordering the winding up or liquidation of its affairs or the institution by SIAC of proceedings to be adjudicated a bankrupt or insolvent or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of SIAC or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by SIAC in furtherance of any such action, or the failure of SIAC to file an answer to a petition filed against it in any bankruptcy, reorganization or insolvency proceeding within the period of time prescribed by any law, rule, regulation or order for filing an answer to such petition.

(c) Upon termination of this Agreement, the EDP Property and the Services Data shall be delivered to NYSE or AMEX or both as provided in § 7 and § 8 hereof, except that SIAC shall be required only to use its best efforts, consistent with sound business practices, with respect to the delivery of any know-how included within the EDP Property. Any EDP Property which is capable of being copied shall be copied at the expense of the Exchange to which it is to be delivered and if it is to be delivered to both Exchanges, such expenses shall be shared equally by them, and copies thereof shall be delivered to the appropriate Exchange.

§ 20. Any dispute or controversy among or between the parties relating to this Agreement (other than matters covered by § 13 or the renegotiation of charges referred to in § 3) shall be settled by arbitration in the City of New York in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The expenses of any such proceeding shall be shared equally by the parties to the proceeding, unless the arbitrator(s) shall otherwise determine.

§ 21. Any notice, report, request or consent required or permitted to be given hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, to the respective parties hereto as follows:

NYSE:

New York Stock Exchange, Inc.

11 Wall Street

New York, New York

Attention: Chief Executive Officer

AMEX:

American Stock Exchange, Inc.

86 Trinity Place

New York, New York

Attention: Chief Executive Officer

SIAC:

Securities Industry Automation Corporation

55 Water Street

New York, New York

Attention: Chief Executive Officer

§ 22. No right, remedy or option herein conferred upon or reserved to any party hereto is intended to be exclusive of any other right, remedy or option. Every right, remedy or option shall, to the extent permitted by law, be cumulative and in addition to every other right, remedy or option given hereunder or now or hereafter existing at law, in equity, or otherwise, and may be exercised from time to time and as often and in such order as may be deemed expedient by any party hereto. The exercise of any right, remedy or option shall not be construed as a waiver of the right to exercise at the same time or thereafter any other right, remedy or option. No provision hereof is intended to deny, modify or affect, to any extent whatever, any right (including, without limitation, any right to terminate this Agreement) or remedy which any party hereto may have under the law of the State of New York in the event of any breach of this Agreement by any other party.

§ 23. This Agreement shall be interpreted according to and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the date first above written.

NEW YORK STOCK EXCHANGE, INC.

By	/s/

AMERICAN STOCK EXCHANGE, INC.

By	/s/

SECURITIES INDUSTRY AUTOMATION CORPORATION

By	/s/